Exhibit 10.8

DEBTOR-IN-POSSESSION PLEDGE AGREEMENT

DEBTOR-IN-POSSESSION PLEDGE AGREEMENT, dated as of October 30, 2009 (as amended, restated, modified and/or supplemented from time to time, the “Agreement”), made by each of the undersigned pledgors, each of which is a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement referred to below) (each, a “Pledgor” and collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., as Collateral Agent (including any successor collateral agent, the “Pledgee”) for the benefit of the Secured Creditors (as defined below).  Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, FairPoint Communications, Inc., a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FairPoint”), and FairPoint Logistics, Inc., a South Dakota corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FairPoint Logistics”; and together with FairPoint, each a “Borrower” and collectively the “Borrowers”) and each of the other Pledgors have filed in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code, and such reorganization cases are being jointly administered under Case Number 09-16335-brl (the “Cases”);

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, have entered into a Debtor-In-Possession Credit Agreement, dated as of October 27, 2009 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and/or one or more of their Subsidiaries, all as contemplated therein (the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Collateral Agent and the Pledgee are herein called the “Secured Creditors”).

WHEREAS, it is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement.

WHEREAS, each Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

1.                                       SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)                                     the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Borrowers (in the case of the Borrowers or an NSG Pledgor) or such Pledgor (in the case of a Pledgor that is a Subsidiary Guarantor), now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which any Borrower or such Pledgor, as the case may be, is a party (including, in the case of a Pledgor that is a Subsidiary Guarantor, all such obligations of such Pledgor under the Subsidiary Guaranty) and the due performance of and compliance by the Borrowers or such Pledgor, as the case may be, with the terms of each such Credit Document (all such obligations and liabilities under this clause (i) being herein, collectively called the “Credit Document Obligations”);

(ii)                                  any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or its security interest therein;

(iii)                               in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default shall have occurred and be continuing, the reasonable out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder (including the reasonable fees, disbursements and other charges if (x) counsel to the Administrative Agent, the Pledgee and the Secured Creditors and (y) the Financial Advisor); provided, that the Pledgors’ obligation to pay the fees, disbursements and other charges of counsel to the Secured Creditors (but not of counsel to the Administrative Agent or the Pledgee) shall be limited to one outside counsel, which as of the Closing Date, is Wachtell Lipton, Rosen and Katz; and

(iv)                              all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the “Obligations”.

2.                                       DEFINITIONS.  All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.  The following capitalized terms used herein shall have the definitions specified below:

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning provided in Section 3.1.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Excluded Entity” shall mean each of the corporations, partnerships, limited liability companies or associations listed on Annex F hereto where the capital stock or other equity interests of such corporations, partnerships, limited liability companies or associations are not permitted by applicable law, rule or regulation to be pledged by the direct or indirect Subsidiary of FairPoint that owns such capital stock or other equity interests.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Membership Interest” shall mean the entire membership interest at any time owned by any Pledgor in any limited liability company (other than, for the avoidance of doubt, an Excluded Entity).

“Notes” shall mean all promissory notes at any time issued to, or held by, any Pledgor.

“NSG Pledgor” shall mean each Pledgor which is not a Subsidiary Guarantor.

“Obligations” shall have the meaning provided in Section 1.

“Partnership Interest” shall mean the entire partnership interest (whether general and/or limited partnership interests) at any time owned by any Pledgor in any partnership (other than, for the avoidance of doubt, an Excluded Entity).

“Pledged LLC” shall mean any limited liability company (other than, for the avoidance of doubt, an Excluded Entity) in which any Pledgor owns a membership interest.

“Pledged Membership Interests” shall mean all Membership Interests at any time pledged or required to be pledged hereunder.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledged Partnership” shall mean any partnership (other than, for the avoidance of doubt, an Excluded Entity) in which any Pledgor owns a partnership interest.

“Pledged Partnership Interests” shall mean all Partnership Interests at any time pledged or required to be pledged hereunder.

“Pledged Securities” shall mean all Pledged Stock, Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests.

“Pledged Stock” shall mean all Stock at any time pledged or required to be pledged hereunder.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Securities” shall mean all of the Stock, Notes, Partnership Interests and Membership Interests.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Stock” shall mean (x) all of the issued and outstanding shares of stock at any time owned by any Pledgor of any corporation (other than, for the avoidance of doubt, an Excluded Entity).

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

3.                                       PLEDGE OF SECURITIES, ETC.

3.1                                 Pledge.  To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(i)                                     all of the Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities (and all certificates or instruments evidencing such Securities);

(ii)                                  each Collateral Account, including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising (including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments or interests therein of any type or nature deposited or required by the Credit Agreement or any other Credit Document to be deposited in such Collateral Account, and all investments and all certificates and other instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing);

(iii)                               all of such Pledgor’s (x) Partnership Interest and all of such Pledgor’s right, title and interest in each Pledged Partnership and (y) Membership Interest and all of such Pledgor’s right, title and interest in each Pledged LLC, in each case including, without limitation:

(a)                                  all the capital thereof and its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interest and/or Membership Interest;

(b)                                 all other payments due or to become due to such Pledgor in respect of such Partnership Interest and/or Membership Interest, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(c)                                  all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership agreement, limited liability company agreement or at law or otherwise in respect of such Partnership Interest and/or Membership Interest;

(d)                                 all present and future claims, if any, of the Pledgor against any Pledged Partnership and any Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

(e)                                  all of such Pledgor’s rights under any partnership agreement or limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interest and/or Membership Interest, including any power to terminate, cancel or modify any partnership agreement or any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any Partnership Interest or Membership Interest and any Pledged Partnership and any Pledged LLC to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(f)                                    all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(iv)                              all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

(v)                                 all Proceeds of any and all of the foregoing.

3.2                                 Perfection and Priority.  Upon the entry of the Interim Order and the Final Order, as applicable, all Liens and security interests granted to the Pledgee hereunder shall constitute valid and perfected Liens on all of the Collateral having the priority specified therein and shall automatically, and without further action by any Person, perfect such Liens and security interests against the Collateral; provided, however, nothing herein shall prevent the Pledgee from otherwise perfecting, maintaining, protecting or enforcing the Liens and security interests in the Collateral granted hereunder. Notwithstanding any failure on the part of any Pledgor to take any action required by this Agreement, or perform or fulfill any of the obligations of such Pledgor under or pursuant to this Agreement, the Liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of each Financing Order.  No financing statement, notice of lien, mortgage, deed of trust or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate and perfect the Liens and security interest granted by or pursuant to this Agreement or the Financing Orders.

3.3                                 Claim Priorities. All Obligations shall constitute, in accordance with Section 364(c)(1) of the Bankruptcy Code, claims against each Pledgor in its Case that are administrative expense claims having priority over any and all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code, subject only to the Carve-Out.

3.4                                 Modifications.

(a)                                  The Liens, lien priority, administrative priorities and other rights and remedies granted to the Pledgee pursuant to this Agreement and the Financing Orders (including the existence, perfection and priority of the Liens provided herein and therein and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of any Indebtedness by any of the Pledgors (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any Case, or by any other act or omission whatsoever.  Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

(i)                                     except for the Carve-Out having priority over the Obligations, no costs or expenses of administration that have been or may be incurred in any of the Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or shall be prior to or on a parity with any claim of the Secured Creditors against the Pledgors in respect of any Obligation;

(ii)                                  the Liens granted herein and in the Financing Orders shall constitute valid and perfected first priority Liens and security interests and shall be prior to all other Liens, now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever (subject only to (A) valid, perfected, nonavoidable and enforceable Liens existing as of the Petition Date, (B) the extent such postpetition perfection is expressly permitted by the Bankruptcy Code, valid, nonavoidable and enforceable Liens existing as of the Petition Date, but perfected after the Petition Date, and (C) the Carve-Out);

(iii)                               the Liens granted hereunder shall continue valid and perfected without the necessity that financing statements be filed or that any other action be taken under applicable nonbankruptcy law; and

(iv)                              notwithstanding any failure on the part of any Credit Party or the Secured Creditors to perfect, maintain, protect or enforce the Liens in the Collateral granted hereunder, the Financing Orders shall, automatically and without further action by any Person, perfect such Liens against the Collateral.

3.5                                 Procedures.  (a)  To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) forthwith take the following actions as set forth below:

(i)                                     with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

(ii)                                  with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex E hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Membership Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii)                               with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

(iv)                              with respect to a Partnership Interest or a Membership Interest (other than a Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Membership Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.5(a)(i) hereof; and (2) if such Partnership Interest or Membership Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.5(a)(ii) hereof;

(v)                                 with respect to any Note, physical delivery of such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee; and

(vi)                              with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) the establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have “control” within the meaning of the UCC and, at any time any Event of Default is in existence, no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) the deposit of such cash in such cash account.

(b)                                 In addition to the actions required to be taken pursuant to Section 3.5(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

(i)                                     with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii)                                  if requested by Pledgee, each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

3.6                                 Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Pledgor will forthwith thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.5 hereof, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same have been duly pledged with the Pledgee hereunder.

3.7                                 Certain Representations and Warranties Concerning the Collateral.  Each Pledgor represents and warrants that on the date hereof:  (a) each Subsidiary of such Pledgor whose equity interest is required to be pledged hereunder, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (e) such Pledgor is the holder of record and sole beneficial owner of the Stock and Notes held by such Pledgor and there exists no options or preemption rights in respect of any of the Stock; (f) the Partnership Interests and Membership Interests, as the case may be, held by such Pledgor constitute that percentage of the entire interest of the respective Pledged Partnership or Pledged LLC, as the case may be, as is set forth under its name in Annex D hereto; (g) on the date hereof, such Pledgor owns or possesses no other Securities except as described on Annexes B, C and D hereto; and (h) the Pledgor has complied with the respective procedure set forth in Section 3.5(a) hereof with respect to each item of Collateral described in Annexes B, C and D hereto.

4.                                       APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5.                                       VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement or any other Credit Document , or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor therein.  All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

6.                                       DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, distributions or other amounts payable in respect of the Pledged Securities shall be paid to the respective Pledgor, provided that all dividends, distributions or other amounts payable in respect of the Pledged Securities which are determined by the Pledgee, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends or distributions are applied to repay the Obligations pursuant to Section 9 of this Agreement).  The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

(i)                                     all other or additional stock, notes, membership interests, partnership interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)                                  all other or additional stock, notes, membership interests, partnership interests or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)                               all other or additional stock, notes, membership interests, partnership interests or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement.  All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7.                                       REMEDIES IN CASE OF AN EVENT OF DEFAULT.  In case an Event of Default shall have occurred and be continuing, the Pledgee shall upon five (5) days’ notice to the Pledgors (with a copy to counsel for the Committee and to the United States Trustee for the Southern District of New York) be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)                                     to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor,

(ii)                                  to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii)                               to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv)                              to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v)                                 to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations; and

(vi)                              at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor.  The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given.  Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.  At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

8.                                       REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the Pledgee provided for in this Agreement or any other Credit Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.  Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice.  The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Lenders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.  Exercise by the Collateral Agent of the powers granted under this Agreement is not a violation of the automatic stay provided by Section 362 of the Bankruptcy Code and each Pledgor waives applicability thereof.  The Secured Creditors shall be entitled to all of the rights and benefits of section 552(b) of the Bankruptcy Code, and the “equities of the case” exception under section 552(b) of the Bankruptcy Code shall not apply to the Secured Creditors with respect to proceeds, product, offspring or profits of any of the Collateral.

9.                                       APPLICATION OF PROCEEDS.  (a) All moneys collected by the Pledgee or the Collateral Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee or the Collateral Agent hereunder, shall be applied as follows:

(i)                                     first, to the payment of all Obligations owing to the Pledgee or the Collateral Agent of the type described in clauses (ii) and (iii) of the definition of “Obligations” contained in Section 1 hereof;

(ii)                                  second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Obligations to the Secured Creditors shall be paid to the Secured Creditors as provided in Section 9(c), with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata, Share of the amount remaining to be distributed to be applied, with respect to the Obligations, firstly, to the payment of interest in respect of the unpaid principal amount of Loans outstanding, secondly, to the payment of principal of Loans outstanding, then to the other Obligations; and

(iii)                               third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 18 hereof, to the relevant Pledgor or, to the extent directed by such Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

(b)                                 For purposes of this Agreement, “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

(c)                                  All payments required to be made to the Secured Creditors hereunder shall be made to the Administrative Agent for the account of the respective Secured Creditors.

(d)                                 It is understood that each Pledgor shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of the Obligations.

10.                                 PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11.                                 INDEMNITY.  Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and the other Secured Creditors from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, except (x) for  those arising from such Person’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision and (ii) to the extent such claims, demands, losses, judgments and liabilities arise out of or in connection with any investigation, litigation or other proceeding that does not involve an act or omission by a Borrower or any Affiliate thereof and that is brought by one Lender (in its capacity as such) against any other Lenders (in its capacity as such) and (ii) to reimburse the Pledgee for all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees, arising in connection with any amendment, waiver or modification to this Agreement and the administration thereof and the Pledgee and the other Secured Creditors for all reasonable costs and expenses (including reasonable attorney’s fees) growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Credit Document (including the reasonable fees, disbursements and other charges of (x) counsel to the Administrative Agent and the Pledgee and (y) the Financial Advisor); provided, that the Pledgors’ obligation to pay the fees, disbursements and other charges of counsel to the Secured Creditors (but not of counsel to the Administrative Agent or the Pledgee) shall be limited to one outside counsel, which, as of the Closing Date, is Wachtell, Lipton, Rosen & Katz).  In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12.                                 FURTHER ASSURANCES; POWER OF ATTORNEY.  (a)  Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b)                                 Each Pledgor hereby appoints the Pledgee, such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

13.                                 THE PLEDGEE AS COLLATERAL AGENT.  The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.  The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 10 of the Credit Agreement.  If any Pledgor fails to perform or comply with any of its agreements contained in this Agreement and the Pledgee, as provided for by the terms of this Agreement or any other Credit Document, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Pledgee incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Loans, shall be payable by such Pledgor to the Pledgee on demand and shall constitute Obligations secured by the Collateral.  Performance of such Pledgor’s obligations as permitted under this Section 13 shall in no way constitute for the purpose of the Cases a violation of the automatic stay provided by Section 362 of the Bankruptcy Code and each Pledgor hereby waives applicability thereof.  Moreover, the Pledgee shall in no way be responsible for the payment of any costs incurred in connection with preserving or disposing of Collateral pursuant to Section 506(c) of the Bankruptcy Code and the Collateral may not be charged for the incurrence of any such cost.

14.                                 TRANSFER BY THE PLEDGORS.  No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Credit Documents).

15.                                 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  (a) Each Pledgor represents, warrants and covenants that:

(i)                                     it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except (x) the liens and security interests created by this Agreement and (y) liens in favor of the Prepetition Agent;

(ii)                                  subject to the entry of the Financing Orders by the Bankruptcy Court, it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)                               this Agreement has been duly authorized, executed and delivered by such Pledgor and, subject to the Financing Orders,  constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms;

(iv)                              except to the extent already obtained or made and, subject to the entry of the Financing Orders, no consent of any other party (including, without limitation, any stockholder, limited or general partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee’s security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v)                                 the execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental instrumentality applicable to such Pledgor, or of the certificate of incorporation, certificate of formation, by-laws, certificate of limited partnership, partnership agreement or limited liability company agreement, as the case maybe, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, deed of trust or other material, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets (other than existing Indebtedness set forth on Annex XI to the Credit Agreement) and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

(vi)                              all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;

(vii)                           each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii)                        subject to the entry of the Financing Orders by the Bankruptcy Court, it has the unqualified right to pledge and grant a security interest in the Partnership Interests and Membership Interests as herein provided without the consent of any other Person, firm, association or entity which has not been obtained;

(ix)                                the Partnership Interests and the Membership Interests pledged by it pursuant to this Agreement have been validly acquired and are fully paid for and are duly and validly pledged hereunder,

(x)                                   it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, no Partnership Interest or Membership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto and as of the Closing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, delivered to the Collateral Agent) which evidence any Partnership Interest or Membership Interest of such Pledgor;

(xi)                                other than financing statements pursuant to Liens permitted under Section 7.03 of the Credit Agreement, there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

(xii)                             it shall give the Pledgee prompt notice of any written claim relating to the Collateral and shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee’s interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor’ s receipt thereof;

(xiii)                          it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or

Pledged LLC or seek a partition of any property of any Pledged Partnership or Pledged LLC, except as permitted by the Credit Agreement;

(xiv)                         as of the date hereof, all of its Partnership Interests and Membership Interests are uncertificated (other than the Membership Interests of Northern New England Telephone Operations LLC and Fretel Communications, LLC) and each Pledgor covenants and agrees that it will not approve of any action by any Pledged Partnership or Pledged LLC to convert such uncertificated interests into certificated interests;

(xv)                            it will take no action which would violate or be inconsistent with any of the terms of any Credit Document, or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor under any Credit Document except as permitted by the Credit Agreement; and

(xvi)                         “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor’s Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with “control” of such Collateral has not yet arisen under this Agreement, provided that in the case of the Pledgee obtaining “control” over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains “control” over such Security Entitlement.

16.                                 PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

(i)                                     any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Credit Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof,

(ii)                                  any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

(iii)                               any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; or

(iv)                              any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof.

17.                                 REGISTRATION, ETC.  (a)  Subject to the terms of the Financing Orders, if an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance.  Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee, each other Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

(b)                                 If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration.  Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof.  In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

18.                                 TERMINATION; RELEASE.  After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Pledgors, will, if requested by the Grantors, execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Membership Interest (other than an Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.5(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.5(a)(iv)(2).  As used in this Agreement, “Termination Date” shall mean the date upon which the Total Revolving Commitment has been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been paid in full), all Letters of Credit have been cancelled (or have expired, undrawn) or collateralized to the satisfaction of the Administrative Agent and all other Obligations have been paid in full (other than arising from indemnities for which no request has been made).

19.                                 NOTICES, ETC.  All notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be delivered, telegraphed, telexed, telecopied, faxed, cabled, or mailed (by first class mail, postage prepaid):

(i)                                     if to any Pledgor, at its address set forth opposite its signature below;

(ii)                                  if to the Pledgee, at:

Bank of America, N.A.
901 Main Street

Dallas, TX 75202
Attention:  Garrett Dolt
Fax:  (214) 530-3008

(iii)                               if to any Secured Creditor (other than the Pledgee), either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Secured Creditor shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

20.                                 WAIVER; AMENDMENT.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of the Required Lenders or, to the extent required by Section 11.11 of the Credit Agreement, all of the Lenders) and each Pledgor affected thereby, provided that  no such change, waiver, modification or variance shall be made to Section 9 hereof of this Section 20 without the consent of each Secured Creditor adversely affected thereby.

21.                                 PLEDGEE NOT BOUND.  (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC, and neither the Pledgee nor any Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC.  The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of a Partnership Interest or a Membership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Pledgee, any other Secured Creditor and/or a Pledgor.

(b)                                 Except as provided in the last sentence of paragraph (a) of this Section 21, the Pledgee, by accepting this Agreement, does not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Partnership or a member of any Pledged LLC either before or after an Event of Default shall have occurred.  The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of a Pledgor.

(c)                                  The Pledgee shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

(d)                                 The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

22.                                 MISCELLANEOUS.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns; provided that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by Section 11.11 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns.  The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

23.                                 GOVERNING LAW, ETC.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.  Except for matters within the exclusive jurisdiction of the Bankruptcy Court, any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each NSG Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each NSG Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each NSG Pledgor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing.  Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction.

(b)                                 Except for matters within the exclusive jurisdiction of the Bankruptcy Court, each NSG Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)                                  EACH PLEDGOR AND THE PLEDGEE HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

24.                                 COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

25.                                 CONTRIBUTION.  At any time a payment is made by any Pledgor (other than a Borrower) (each, a “Subsidiary Pledgor”) in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by such Subsidiary Pledgor (each, a “Relevant Payment”), the right of contribution of each Subsidiary Pledgor hereunder against each other such Subsidiary Pledgor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Pledgor to be revised and restated as of each date on which a Relevant Payment is made.  At any time that a Relevant Payment is made by a Subsidiary Pledgor that results in the aggregate payments made by such Subsidiary Pledgor hereunder in respect of the Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Pledgor’s Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary

Pledgors to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Subsidiary Pledgor shall have a right of contribution against each other Subsidiary Pledgor who either has not made any payments or has made (or whose Collateral has been used to make) payments hereunder in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Pledgor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Pledgor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Pledgors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Pledgor.  A Subsidiary Pledgor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Subsidiary Pledgor may take any action to enforce such right until the Obligations have been paid in full and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Subsidiary Pledgor’s right of contribution arising pursuant to this Agreement against any other Subsidiary Pledgor shall be expressly junior and subordinate to such other Subsidiary Pledgor’s obligations and liabilities in respect of the Obligations and any other obligations owing under this Agreement.  As used in this Section 25:  (i) each Subsidiary Pledgor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Pledgor by (y) the aggregate Adjusted Net Worth of all Subsidiary Pledgors; (ii) the “Adjusted Net Worth” of each Subsidiary Pledgor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Pledgor and (y) zero; and (iii) the “Net Worth” of each Subsidiary Pledgor shall mean the amount by which the fair salable value of such Subsidiary Pledgor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any obligations arising under this Agreement, any Guaranteed Obligations under, and as defined in, the Subsidiary Guaranty) on such date.  All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 25, each Subsidiary Pledgor who makes (or whose Collateral has been used to make) any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Subsidiary Pledgor in respect of such payment.  Each of the Subsidiary Pledgors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, each Subsidiary Pledgor has the right to waive its contribution right against any Subsidiary Pledgor to the extent that after giving effect to such waiver such Subsidiary Pledgor would remain solvent, in the determination of the Required Lenders.

26.                                 LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY);  JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.  No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization or its organizational identification number (if any).  In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

27.                                 CHANGE OF CONTROL.The Pledgee acknowledges that (i) certain of the Collateral consists of Securities issued by Persons subject to regulation by the FCC and/or the PUC (the “Regulated Securities Collateral”) and (ii) to the extent (and only to the extent) that applicable law requires that Pledgee first obtain the consent of the FCC and/or the PUC prior to foreclosing on and/or transferring any of the Regulated Securities Collateral, the Pledgee agrees that it will obtain such consent prior to effecting such remedies.

28.                                 SEVERABILITY.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

29.                                 HEADINGS DESCRIPTIVE.  The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

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